Exhibit 10.8

2017 Long Term Incentive Award Agreement

Award Letter

[DATE]

Dear [Name],

I am pleased to inform you that you have received a Grant of Units under the Constellium 2017 Long Term Incentive Award Agreement in the amounts set forth below.

The 2017 Grants

These Units entitle you to receive Constellium Shares, or a cash equivalent at Constellium’s discretion, subject to the terms and conditions set forth in this Award Letter, in the Constellium 2017 Long Term Incentive Award Agreement (the “Award Agreement”) and the 2013 Constellium Equity Incentive Plan (the “Plan”). Capitalized Terms used in this Award Letter, unless so defined herein, shall have the meanings found in the Award Agreement or Plan.

Grant Date	July 31, 2017

Total number of Restricted Stock Units (RSUs) granted	X,XXX

Vesting Date	July 31, 2020

Vesting Period	From the Grant Date through and including the Vesting Date

Please note that the vesting of the RSUs and the delivery of Shares in respect of such RSUs are subject to the satisfaction of the Continued Service Condition described in the Award Agreement.

General Provisions

If you are a French resident for tax purposes on the Grant Date or on the date shares are delivered to you, any Shares delivered to you in respect of this Grant will be subject to an additional two year holding period during which such Shares may not be sold or transferred, except in case of death or Disability or if the holding requirement is waived by the Company. For the avoidance of doubt, this holding period shall continue to apply in case of early delivery upon Change in Control. During this holding period, the Company may require that the Shares be placed into an escrow account organized by the Company to monitor transfers. It is only at the end of such period that the Participant will be able to sell their Shares.

You acknowledge that you have received a copy of, or have online access to, the Award Agreement and the Plan, and hereby accept the Units granted, subject to all the terms and provisions of this Award Letter, the Award Agreement and the Plan. The Award Agreement and the Plan are incorporated herein by reference and all terms used herein that are not defined in this Letter shall have the meaning set forth in the Award Agreement.

You acknowledge that this award and similar awards are made on a selective basis and are, therefore, to be kept confidential. If at any time you forfeit any or all of your Units, you agree that all of your rights and interest in such Units and in Shares issuable thereunder shall terminate upon forfeiture without payment of any indemnity or consideration. The Committee shall determine whether an event has occurred resulting in the forfeiture, in accordance with the Award Agreement and the Plan, of your Units and any Shares issuable thereunder in accordance with this Letter and all determinations of the Committee shall be final and conclusive. Nothing in this Letter, the Award Agreement, or the Plan shall interfere with or limit in any way the right of the Company, its Subsidiaries or an Affiliate to terminate your employment or service at any time, nor confer upon you the right to continue in the employment of the Company and/or Affiliate.

Please note that this Award Letter, the Award Agreement and the Plan will be administered by the Board of Directors of Constellium and its designees. To the extent that any discretionary action or interpretation of this Award Letter, the Award Agreement or the Plan may be taken or made by the Company or the Board or any Committee or other designee of the Board, such action or interpretation shall only be taken or made in good faith in a manner that is consistent with the best interests of the affected Participants. Discretionary actions or interpretations that directly or indirectly limit or delay the vesting, delivery or transferability of Shares awarded shall not be consistent with such best interests.

Very truly yours,

Philip R. Jurkovic
SR VP Chief Human Resources Officer

On behalf of Constellium N.V.

Agreed and accepted:

Name :

Date :

2

2017 Long Term Incentive Award Agreement

Award Letter

[DATE]

Dear [Name],

I am pleased to inform you that you have received a Grant of Units under the Constellium 2017 Long Term Incentive Award Agreement in the amounts set forth below.

The 2017 Grants

These Units entitle you to receive Constellium Shares, or a cash equivalent at Constellium’s discretion, subject to the terms and conditions set forth in this Award Letter, in the Constellium 2017 Long Term Incentive Award Agreement (the “Award Agreement”) and the 2013 Constellium Equity Incentive Plan (the “Plan”). Capitalized Terms used in this Award Letter, unless so defined herein, shall have the meanings found in the Award Agreement or Plan.

Grant Date	July 31, 2017

Total number of Units granted	X,XXX

Number of Restricted Stock Units (RSUs) granted	X,XXX

Number of Performance Share Units (PSUs) granted (Base Amount)	X,XXX

Indices	S&P 400 Materials Index and S&P 600 Materials Index

Initial price of a Constellium Share on the Grant Date	$7.83 (20-day average)

Vesting Date	July 31, 2020

Vesting Period	From the Grant Date through and including the Vesting Date

Performance Period	From the Grant Date through and including the Vesting Date

Please note that the vesting of the RSUs and the delivery of Shares in respect of such RSUs are subject to the satisfaction of the Continued Service Condition described in the Award Agreement. The vesting of the PSUs and the delivery of Shares in respect of such PSUs are also subject to the satisfaction of the Continued Service Condition, as well as to the level of achievement of the Performance Condition. This level of achievement shall be determined by comparing the Constellium TSR to the average of the median TSRs of the two Indices on the last day of the relevant Performance Period as follows:

Level of achievement of the Performance Condition	Number of Shares eligible to be delivered
The Constellium TSR is below the average of the two median TSRs	No PSUs will vest and no Shares will be delivered

The Constellium TSR is at the average of the two median TSRs	100% of the PSU Base Amount

The Constellium TSR is at or above the average of the two 75th percentile TSRs	200% of the PSU Base Amount

If the Constellium TSR is between the average of the two median TSRs and the average of the two 75th percentile TSRs, then the number of Shares eligible to be delivered in respect of the PSUs shall be determined by linear interpolation on a straight line basis.

Notwithstanding the foregoing, if the Constellium TSR is negative, the number of Shares eligible to be delivered in respect of the PSUs shall be capped at 100% of the Base Amount.

General Provisions

If you are a French resident for tax purposes on the Grant Date or on the date shares are delivered to you, any Shares delivered to you in respect of this Grant will be subject to an additional two year holding period during which such Shares may not be sold or transferred, except in case of death or Disability or if the holding requirement is waived by the Company. For the avoidance of doubt, this holding period shall continue to apply in case of early delivery upon Change in Control. During this holding period, the Company may require that the Shares be placed into an escrow account organized by the Company to monitor transfers. It is only at the end of such period that the Participant will be able to sell their Shares.

You acknowledge that you have received a copy of, or have online access to, the Award Agreement and the Plan, and hereby accept the Units granted, subject to all the terms and provisions of this Award Letter, the Award Agreement and the Plan. The Award Agreement and the Plan are incorporated herein by reference and all terms used herein that are not defined in this Letter shall have the meaning set forth in the Award Agreement.

You acknowledge that this award and similar awards are made on a selective basis and are, therefore, to be kept confidential. If at any time you forfeit any or all of your Units, you agree that all of your rights and interest in such Units and in Shares issuable thereunder shall terminate upon forfeiture without payment of any indemnity or consideration. The Committee shall determine whether an event has occurred resulting in the forfeiture, in accordance with the Award Agreement and the Plan, of your Units and any Shares issuable thereunder in accordance with this Letter and all determinations of the Committee shall be final and conclusive. Nothing in this Letter, the Award Agreement, or the Plan shall interfere with or limit in any way the right of the Company, its Subsidiaries or an Affiliate to terminate your employment or service at any time, nor confer upon you the right to continue in the employment of the Company and/or Affiliate.

Please note that this Award Letter, the Award Agreement and the Plan will be administered by the Board of Directors of Constellium and its designees. To the extent that any discretionary action or interpretation of this Award Letter, the Award Agreement or the Plan may be taken or made by the Company or the Board or any Committee or other designee of the Board, such action or interpretation shall only be taken or made in good faith in a manner that is consistent with the best interests of the affected Participants. Discretionary actions or interpretations that directly or indirectly limit or delay the vesting, delivery or transferability of Shares awarded shall not be consistent with such best interests.

Very truly yours,

Philip R. Jurkovic
SR VP Chief Human Resources Officer

On behalf of Constellium N.V.

Agreed and accepted:

Name :

Date :

3